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                       SUPPLEMENT DATED MAY 12, 2009 TO

                       PROSPECTUS DATED MAY 1, 2009 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

DWS Dreman High Return Equity VIP

The Board for DWS Dreman High Return Equity VIP, a Portfolio of DWS Variable Series II (the "Portfolio"), has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the Portfolio's subadviser. Effective on or about the close of business on June 1, 2009, DVM will cease to act as the Portfolio's subadviser and the Portfolio's adviser, Deutsche Investment Management Americas Inc., will assume day-to-day advisory responsibilities for the Portfolio that were previously delegated to DVM. The name of the Portfolio will change from DWS Dreman High Return Equity VIP to DWS Strategic Value VIP.

Accordingly, all references to the Portfolio in your contract prospectus are revised to read, "DWS Strategic Value VIP (formerly, DWS Dreman High Return Equity VIP)," and all references to DVM as subadviser to the Portfolio are deleted.

19771CB SUPPA 05/12/09